                                                                    EXHIBIT 10.2

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                             STOCK OPTION AGREEMENT

      Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.    NOTICE OF STOCK OPTION GRANT
      ----------------------------

      Giovanni Barbarossa


      You have been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

      Date of Grant                     02/02/2000

      Vesting Commencement Date         02/02/2000

      Exercise Price per Share          $28.00

      Total Number of Shares Granted    150,000

      Total Exercise Price              $4,200,000.00

      Type of Option:                      X     Incentive Stock Option
                                        -------

                                        _______  Nonstatutory Stock Option

      Term/Expiration Date:             02/01/2010

      Exercise and Vesting Schedule:
      -----------------------------

      The Shares subject to this Option shall vest according to the following schedule:

      Provided that Optionee maintains a continuous status as a Service Provider of the Company, Optionee shall vest and the Option shall be exercisable as to 12/48ths of the Shares on the one year anniversary of the Vesting Commencement Date and at the rate of 1/48th of the Shares on the last day of each full calendar month thereafter, provided that the Purchaser is a Service Provider of the Company as of such date.

      Termination Period:
      ------------------

      This Option shall be exercisable for thirty (30) days after Optionee ceases to be a Service Provider. Upon Optionee's death or disability, this Option may be exercised for such longer period as provided in the Plan. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.   AGREEMENT
      ---------

      1.    Grant of Option. The Plan Administrator of the Company hereby grants
            ---------------
to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

            If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

      2.    Exercise of Option.
            ------------------

            (a)    Right to Exercise. This Option shall be exercisable during
                   -----------------
its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

            (b)    Method of Exercise. This Option shall be exercisable by
                   ------------------
delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

            No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

      3.    Optionee's Representations. In the event the Shares have not been
            --------------------------
registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

      4.    Lock-Up Period. Optionee hereby agrees that, if so requested by the
            --------------
Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

      5.    Method of Payment. Payment of the aggregate Exercise Price shall be
            -----------------
by any of the following, or a combination thereof, at the election of the
Optionee:

            (a)    cash or check;

            (b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

            (c) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

      6.    Restrictions on Exercise. This Option may not be exercised until
            ------------------------
such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

      7.    Non-Transferability of Option. This Option may not be transferred in
            -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      8.    Term of Option. This Option may be exercised only within the term
            --------------
set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

      9.    Tax Consequences. Set forth below is a brief summary as of the date
            ----------------
of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

            (a)    Exercise of ISO. If this Option qualifies as an ISO, there
                   ---------------
will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

            (b)    Exercise of ISO Following Disability. If the Optionee ceases
                   ------------------------------------
to be an Employee as a result of a disability that is not a total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Optionee must exercise an ISO within three months of such termination for the ISO to be qualified as an ISO.

            (c)    Exercise of Nonstatutory Stock Option. There may be a regular
                   -------------------------------------
federal income tax liability upon the exercise of a Nonstatutory Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

            (d)    Disposition of Shares. In the case of an NSO, if Shares are
                   ---------------------
held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

            (e)    Notice of Disqualifying Disposition of ISO Shares. If the
                   -------------------------------------------------
Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

      10.   Lock-Up Period. Purchaser hereby agrees that if so requested by the
            --------------
Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the

Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

      11.   Entire Agreement; Governing Law. The Plan is incorporated herein by
            -------------------------------
reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of California.

      12.   No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES
            ---------------------------------
THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

      Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                      AVANEX CORPORATION


/s/ Giovanni Barbarossa                        /s/ Walter Alessandrini
-------------------------------                ---------------------------------
Giovanni Barbarossa                            By:  Walter Alessandrini

                                    EXHIBIT A
                                    ---------

                               AVANEX CORPORATION
                                 1998 STOCK PLAN

                                 EXERCISE NOTICE

Avanex Corporation
40919 Encyclopedia Circle
Fremont, CA 94538
Attention: Secretary

     1.   Exercise of Option. Effective as of today, the ("Optionee") hereby
          ------------------
elects to exercise Optionee's option to purchase _____________ shares of the Common Stock (the "Shares") of Avanex Corporation (the "Company") under and pursuant to the 1998 Stock Plan (the "Plan") and the Stock Option Agreement granted 02/02/2000 (the "Option Agreement").
        ----------

     2.   Delivery of Payment. Purchaser herewith delivers to the Company the
          -------------------
full purchase price of the Shares, as set forth in the Option Agreement.

     3.   Representations of Optionee. Optionee acknowledges that Optionee has
          ---------------------------
received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.   Rights as Shareholder. Until the issuance of the Shares (as evidenced
          ---------------------
by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 11 of the Plan.

     5.   Company's Right of First Refusal. Before any Shares held by Optionee
          --------------------------------
or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

          (a)  Notice of Proposed Transfer. The Holder of the Shares shall
               ---------------------------
deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

          (b)  Exercise of Right of First Refusal. At any time within thirty
               ----------------------------------
(30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

          (c)  Purchase Price. The purchase price ("Purchase Price") for the
               --------------
Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

          (d)  Payment. Payment of the Purchase Price shall be made, at the
               -------
option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

          (e)  Holder's Right to Transfer. If all of the Shares proposed in the
               --------------------------
Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (f)  Exception for Certain Family Transfers. Anything to the contrary
               --------------------------------------
contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

          (g)  Termination of Right of First Refusal. The Right of First Refusal
               -------------------------------------
shall terminate as to any Shares upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     6.   Tax Consultation. Optionee understands that Optionee may suffer
          ----------------
adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     7.   Restrictive Legends and Stop-Transfer Orders.
          --------------------------------------------

          (a)  Legends. Optionee understands and agrees that the Company shall
               -------
cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

     THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

          (b)  Stop-Transfer Notices. Optionee agrees that, in order to ensure
               ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c)  Refusal to Transfer. The Company shall not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     8.   Successors and Assigns. The Company may assign any of its rights under
          ----------------------
this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     9.   Interpretation. Any dispute regarding the interpretation of this
          --------------
Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

     10.  Lock-Up Period. Purchaser hereby agrees that if so requested by the
          --------------
Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), Purchaser shall not sell or otherwise transfer any Shares or other securities of the

Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     11.  Governing Law; Severability. This Agreement is governed by the
          ---------------------------
internal substantive laws, but not the choice of law rules, of California.

     12.  Entire Agreement. The Plan and Option Agreement are incorporated
          ----------------
herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:                          Accepted by:

OPTIONEE:                              AVANEX CORPORATION


                                       By:_________________________________

Giovanni Barbarossa

                                       Title:______________________________


Address:                               Address:
-------                                -------
                                       40919 Encyclopedia Circle
                                       Fremont, CA 94538

                                       _____________
                                       Date Received

                                    EXHIBIT B
                                    ---------

                       INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:   Giovanni Barbarossa

COMPANY:    AVANEX CORPORATION

SECURITY:   COMMON STOCK

AMOUNT:

DATE:  __________________________________


In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

          (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer without the consent of the Commissioner of Corporations of the State of California and any other legend required under applicable state securities laws.

          (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the

Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than two years after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than three years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

          (d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                                          Signature of Optionee:


                                          _____________________________________
                                          Giovanni Barbarossa


                                          Date:________________________________

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                             STOCK OPTION AGREEMENT

                                (Amendment No. 1)

     This Amendment No. 1 (the "Amendment") to the Stock Option Agreement dated February 2, 2000 (the "Agreement") between Avanex Corporation, a Delaware corporation (the "Company") and Giovanni Barbarossa (the "Optionee") is entered into this 14th day of August 2001. Unless otherwise defined herein, the terms defined in the 1998 Stock Plan (the "Plan") and the Agreement shall have the same defined meanings in this Amendment.

WHEREAS, the Optionee entered into the Agreement with the Company on February 2, 2000; and

     WHEREAS, both parties think it is in their best interest to amend the Agreement as set forth below.

     NOW, THEREFORE, the parties hereto agree that Section I of the Agreement is deleted and replaced in its entirety with the following:

"I.  NOTICE OF STOCK OPTION GRANT

     Giovanni Barbarossa

     You have been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Date of Grant                               02/02/2000

     Vesting Commencement Date                   02/02/2000

     Exercise Price per Share                    $28.00

     Total Number of Shares Granted              150,000

     Total Exercise Price                        $4,200,000.00

     Type of Option                               X  Incentive Stock Option
                                                 ---

                                                 ___ Nonstatutory Stock Option

     Term/Expiration Date:                       02/01/2010

     Exercise and Vesting Schedule:
     -----------------------------

          Subject to accelerated vesting as set forth below, this Option may be exercised, in whole or in part, in accordance with the following schedule:

          Provided that Optionee maintains a continuous status as a Service Provider of the Company, Optionee shall vest and the Option shall be exercisable as to 12/48ths of the Shares on the one year anniversary of the Vesting Commencement Date and at the rate of 1/48th of the Shares on the last day of each full calendar month thereafter, provided that the Optionee is a Service Provider of the Company as of such date.

     Acceleration Upon a Change of Control. Notwithstanding the foregoing, upon
     -------------------------------------
a Change of Control, as defined below, that occurs while Optionee provides services to the Company, this Option shall become vested and exercisable as to fifty percent (50%) of the shares subject to this Option on the date the event constituting a Change of Control is consummated. The balance of the shares subject to this Option shall continue to vest on the same schedule (i.e., the same number of shares shall vest each month) as existed prior to the Change of Control. For example, if a Change of Control occurs on a date when 25% of Optionee's shares have vested, then an additional 25% of the shares shall be vested pursuant to this paragraph. The remaining 50% of the shares subject to this Option shall vest at the rate of 1/48th of the shares per month thereafter, such that all shares are fully vested after an additional 24-month period. If a Change of Control occurs on a date where more than 50% of Optionee's shares have already vested, then no additional Shares shall vest pursuant to this paragraph.

     Acceleration Upon a Change of Control and Termination of Employment.
     -------------------------------------------------------------------
Notwithstanding the foregoing, in the event the Optionee's employment with the Company terminates as a result of an Involuntary Termination other than for Cause upon or within 12 months after a Change of Control, this Option shall be fully (i.e. 100%) vested and this Option may be exercised, in whole or in part, upon the date of such termination.

     The following terms referred to in this Agreement shall have the following meanings:

               (i) Cause. "Cause" shall mean (i) any act of personal dishonesty taken by the Optionee in connection with his responsibilities as an employee and intended to result in substantial personal enrichment of the Optionee, (ii) conviction of a felony that is injurious to the Company, and (iii) a willful act by the Optionee which constitutes gross misconduct and which is injurious to the Company.

               (ii) Change of Control. "Change of Control" shall mean the occurrence of any of the following events:

               Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities other than in a private financing transaction approved by the Board of Directors;

               the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company;

               a merger or consolidation in which the Company is a party and in which the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at a least majority of the beneficial interest in the voting stock of the Company after such transaction; or

               the sale or disposition by the Company of all or substantially all the Company's assets.

               (iii) Disability. "Disability" shall mean that the Optionee has been unable to substantially perform his duties as the result of his incapacity due to physical or mental illness, and such inability, at least 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Optionee or the Optionee's legal representative (such agreement as to acceptability not to be unreasonably withheld).

               (iv) Involuntary Termination. "Involuntary Termination" shall mean (i) without the Optionee's express written consent, the significant reduction of the Optionee's duties or responsibilities relative to the Optionee's duties or responsibilities in effect immediately prior to such reduction; provided, however, that a reduction in duties or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Financial Officer of Company remains as such following a Change of Control and is not made the Chief Financial Officer of the acquiring corporation) shall not constitute an "Involuntary Termination"; (ii) without the Optionee's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to the Optionee immediately prior to such reduction;
(iii) without the Optionee's express written consent, a material reduction by the Company in the base compensation of the Optionee as in effect immediately prior to such reduction, or the ineligibility of the Optionee to continue to participate in any long-term incentive plan of the Company; (iv) a material reduction by the Company in the kind or level of employee benefits to which the Optionee is entitled immediately prior to such reduction with the result that the Optionee's overall benefits package is significantly reduced; (v) the relocation of the Optionee to a facility or a location more than 50 miles from the Optionee's then present location, without the Optionee's express written consent; (vi) any purported termination of the Optionee by the Company which is not effected for death or Disability or for Cause, or any purported termination for which the grounds relied upon are not valid; or (vii) the failure of the Company to obtain the assumption of this agreement by any successors contemplated in Section I.(ii) above.

     Termination Period:
     ------------------

     This Option shall be exercisable for thirty (30) days after Optionee ceases to be a Service Provider. Upon Optionee's death or disability, this Option may be exercised for such longer period as provided in the Plan. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above."

     All other terms and conditions of the Agreement shall remain in full force and effect and as applicable are incorporated herein by reference.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

     By Optionee's signature below, Optionee represents that he is familiar with the terms and provisions of the Plan, the Agreement and this Amendment, and hereby accepts this Amendment subject to all of the terms and provisions thereof. Optionee has reviewed the Plan, the Agreement and this Amendment in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Amendment and fully understands all provisions of this Amendment. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, the Agreement or this Amendment. Optionee further agrees to notify the Company upon any change in the residence indicated in the Notice of Stock Option Grant.

OPTIONEE:                                AVANEX CORPORATION:


/s/ Giovanni Barbarossa                  By: /s/ Paul Engle
--------------------------------            -----------------------------------
Signature

Giovanni Barbarossa                      Title: President and CEO
--------------------------------               --------------------------------
Print Name

Date: August 14, 2001

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                             STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT
     ----------------------------

     Giovanni Barbarossa

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Date of Grant                        3/19/01

     Vesting Commencement Date            2/2/00

     Exercise Price per Share             $15.625

     Total Number of Shares Granted       15,995

     Total Exercise Price                 $249,920.28

     Type of Option:                       X  Incentive Stock Option
                                          ---
                                          ___ Nonstatutory Stock Option

     Term/Expiration Date:                3/18/11

     Vesting Schedule:
     ----------------

     Subject to accelerated vesting as set forth below, this Option may be exercised, in whole or in part, in accordance with the following schedule:

     25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to the Optionee continuing to be a Service Provider on such dates.

     Termination Period:
     ------------------

     This Option may be exercised for three months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT
     ---------

     A. Grant of Option.
        ---------------

          The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

     B. Exercise of Option.
        ------------------

          (a)  Right to Exercise. This Option is exercisable during its term in
               -----------------
accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

          (b)  Method of Exercise. This Option is exercisable by delivery of an
               ------------------
exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

               No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     C. Method of Payment.
        -----------------

          Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          1. cash; or

          2. check; or

          3. consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

          4. surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six
(6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     D. Non-Transferability of Option.
        -----------------------------

          This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     E. Term of Option.
        --------------

          This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     F. Tax Consequences.
        ----------------

          Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

     G. Exercising the Option.
        ---------------------

          1.   Nonstatutory Stock Option. The Optionee may incur regular federal
               -------------------------
income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          2. Incentive Stock Option. If this Option qualifies as an ISO, the
             ----------------------
Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

          3. Disposition of Shares.
             ---------------------

               (a) NSO. If the Optionee holds NSO Shares for at least one year,
                   ---
any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

               (b) ISO. If the Optionee holds ISO Shares for at least one year
                   ---
after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

               (c) Notice of Disqualifying Disposition of ISO Shares. If the
                   -------------------------------------------------
Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

     H. Entire Agreement; Governing Law.
        --------------------------------

               The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

     I. NO GUARANTEE OF CONTINUED SERVICE.
        ----------------------------------

         OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                   AVANEX CORPORATION

/s/ Giovanni Barbarossa                     /s/ Walter Alessandrini
------------------------------              ------------------------------------
Signature                                   By

Giovanni Barbarossa
------------------------------              ------------------------------------
Print Name                                  Title


------------------------------
Residence Address


------------------------------

                                    EXHIBIT A
                                    ---------

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                                 EXERCISE NOTICE

Avanex Corporation
40919 Encyclopedia Circle
Fremont, CA 94538

Attention: Secretary

     1.  Exercise of Option. Effective as of today, ________________, _____, the
         ------------------
undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Avanex Corporation (the "Company") under and pursuant to the 1998 Stock Plan (the "Plan") and the Stock Option Agreement dated, 3/19/01 (the "Option Agreement"). The purchase price for the Shares shall be $_____, as required by the Option Agreement.

     2.  Delivery of Payment. Purchaser herewith delivers to the Company the
         -------------------
full purchase price for the Shares.

     3.  Representations of Purchaser. Purchaser acknowledges that Purchaser has
         ----------------------------
received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.  Rights as Shareholder. Until the issuance (as evidenced by the
         ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

     5.  Tax Consultation. Purchaser understands that Purchaser may suffer
         ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.  Entire Agreement; Governing Law. The Plan and Option Agreement are
         -------------------------------
incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:                                 Accepted by:

PURCHASER:                                    AVANEX CORPORATION


__________________________________            _______________________________
Signature                                     By

__________________________________            _______________________________
Print Name

Address:                                      Address:
-------                                       -------

__________________________________            AVANEX CORPORATION


__________________________________            40919 Encyclopedia Circle
                                              Fremont, CA 94538


                                              _______________________________
                                              Date Received

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                             STOCK OPTION AGREEMENT

                                (Amendment No. 1)


     This Amendment No. 1 (the "Amendment") to the Stock Option Agreement dated March 19, 2001 (the "Agreement") between Avanex Corporation, a Delaware corporation (the "Company") and Giovanni Barbarossa (the "Optionee") is entered into this 14th day of August 2001. Unless otherwise defined herein, the terms defined in the 1998 Stock Plan (the "Plan") and the Agreement shall have the same defined meanings in this Amendment.

     WHEREAS, the Optionee entered into the Agreement with the Company on March 19, 2001; and

     WHEREAS, both parties think it is in their best interest to amend the Agreement as set forth below.

     NOW, THEREFORE, the parties hereto agree that Section I of the Agreement is deleted and replaced in its entirety with the following:

"I.  NOTICE OF STOCK OPTION GRANT
     ----------------------------

     Giovanni Barbarossa

     You have been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Date of Grant                            3/19/01

     Vesting Commencement Date                2/2/00

     Exercise Price per Share                 $15.625

     Total Number of Shares Granted           15,995

     Total Exercise Price                     $249,920.28

     Type of Option                             X   Incentive Stock Option
                                              -----

                                              ______ Nonstatutory Stock Option

     Term/Expiration Date:                    3/18/11

     Exercise and Vesting Schedule:
     -----------------------------

     Subject to accelerated vesting as set forth below, this Option may be exercised, in whole or in part, in accordance with the following schedule:

     25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to the Optionee continuing to be a Service Provider on such dates.

     Acceleration Upon a Change of Control. Notwithstanding the foregoing, upon
     -------------------------------------
a Change of Control, as defined below, that occurs while Optionee provides services to the Company, this Option shall become vested and exercisable as to fifty percent (50%) of the shares subject to this Option on the date the event constituting a Change of Control is consummated. The balance of the shares subject to this Option shall continue to vest on the same schedule (i.e., the same number of shares shall vest each month) as existed prior to the Change of Control. For example, if a Change of Control occurs on a date when 25% of Optionee's shares have vested, then an additional 25% of the shares shall be vested pursuant to this paragraph. The remaining 50% of the shares subject to this Option shall vest at the rate of 1/48th of the shares per month thereafter, such that all shares are fully vested after an additional 24-month period. If a Change of Control occurs on a date where more than 50% of Optionee's shares have already vested, then no additional Shares shall vest pursuant to this paragraph.

     Acceleration Upon a Change of Control and Termination of Employment.
     -------------------------------------------------------------------
Notwithstanding the foregoing, in the event the Optionee's employment with the Company terminates as a result of an Involuntary Termination other than for Cause upon or within 12 months after a Change of Control, this Option shall be fully (i.e. 100%) vested and this Option may be exercised, in whole or in part, upon the date of such termination.

     The following terms referred to in this Agreement shall have the following meanings:

                    (i) Cause. "Cause" shall mean (i) any act of personal dishonesty taken by the Optionee in connection with his responsibilities as an employee and intended to result in substantial personal enrichment of the Optionee, (ii) conviction of a felony that is injurious to the Company, and
(iii) a willful act by the Optionee which constitutes gross misconduct and which is injurious to the Company.

                    (ii) Change of Control. "Change of Control" shall mean the occurrence of any of the following events:

                    Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities other than in a private financing transaction approved by the Board of Directors;

                    the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company;

                    a merger or consolidation in which the Company is a party and in which the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at a least majority of the beneficial interest in the voting stock of the Company after such transaction; or

                    the sale or disposition by the Company of all or substantially all the Company's assets.

                    (iii) Disability. "Disability" shall mean that the Optionee has been unable to substantially perform his duties as the result of his incapacity due to physical or mental illness, and such inability, at least 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Optionee or the Optionee's legal representative (such agreement as to acceptability not to be unreasonably withheld).

                    (iv) Involuntary Termination. "Involuntary Termination" shall mean (i) without the Optionee's express written consent, the significant reduction of the Optionee's duties or responsibilities relative to the Optionee's duties or responsibilities in effect immediately prior to such reduction; provided, however, that a reduction in duties or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Financial Officer of Company remains as such following a Change of Control and is not made the Chief Financial Officer of the acquiring corporation) shall not constitute an "Involuntary Termination"; (ii) without the Optionee's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to the Optionee immediately prior to such reduction;
(iii) without the Optionee's express written consent, a material reduction by the Company in the base compensation of the Optionee as in effect immediately prior to such reduction, or the ineligibility of the Optionee to continue to participate in any long-term incentive plan of the Company; (iv) a material reduction by the Company in the kind or level of employee benefits to which the Optionee is entitled immediately prior to such reduction with the result that the Optionee's overall benefits package is significantly reduced; (v) the relocation of the Optionee to a facility or a location more than 50 miles from the Optionee's then present location, without the Optionee's express written consent; (vi) any purported termination of the Optionee by the Company which is not effected for death or Disability or for Cause, or any purported termination for which the grounds relied upon are not valid; or (vii) the failure of the Company to obtain the assumption of this agreement by any successors contemplated in Section I.(ii) above.

         Termination Period:
         ------------------

     This Option may be exercised for three months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above."

     All other terms and conditions of the Agreement shall remain in full force and effect and as applicable are incorporated herein by reference.





                    [THIS SPACE INTENTIONALLY LEFT BLANK]

By Optionee's signature below, Optionee represents that he is familiar with the terms and provisions of the Plan, the Agreement and this Amendment, and hereby accepts this Amendment subject to all of the terms and provisions thereof. Optionee has reviewed the Plan, the Agreement and this Amendment in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Amendment and fully understands all provisions of this Amendment. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, the Agreement or this Amendment. Optionee further agrees to notify the Company upon any change in the residence indicated in the Notice of Stock Option Grant.


OPTIONEE:                               AVANEX CORPORATION:

/s/ Giovanni Barbarossa                 By: /s/ Paul Engle
----------------------------------         -------------------------------------
Signature


Giovanni Barbarossa                     Title: President and CEO
----------------------------------            ----------------------------------
Print Name



Date: August 14, 2001

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                             STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT
     ----------------------------

     Giovanni Barbarossa

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Date of Grant                      04/30/2001

     Vesting Commencement Date          02/02/2000

     Exercise Price per Share           $13.19

     Total Number of Shares Granted     15,995

     Total Exercise Price               $210,971.36

     Type of Option:                     X  Incentive Stock Option
                                        ---

                                        ___ Nonstatutory Stock Option

     Term/Expiration Date:              04/29/2011

     Vesting Schedule:
     ----------------

     Subject to accelerated vesting as set forth below, this Option may be exercised, in whole or in part, in accordance with the following schedule:

     25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to the Optionee continuing to be a Service Provider on such dates.

     Termination Period:
     ------------------

     This Option may be exercised for three months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT
     ---------

     A. Grant of Option.
        ---------------

          The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

     B. Exercise of Option.
        ------------------

          (a)  Right to Exercise. This Option is exercisable during its term in
               -----------------
accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.


          (b)  Method of Exercise. This Option is exercisable by delivery of an
               ------------------
exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     C. Method of Payment.
        ------------------

          Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          1. cash; or

          2. check; or

          3. consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

          4. surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six
(6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     D. Non-Transferability of Option.
        -----------------------------

          This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     E. Term of Option.
        ---------------

          This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     F. Tax Consequences.
        ----------------

          Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

     G. Exercising the Option.
        ---------------------

          1. Nonstatutory Stock Option. The Optionee may incur regular federal
             -------------------------
income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          2. Incentive Stock Option. If this Option qualifies as an ISO, the
             ----------------------
Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

          3. Disposition of Shares.
             ---------------------

               (a) NSO. If the Optionee holds NSO Shares for at least one year,
                   ---
any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

               (b) ISO. If the Optionee holds ISO Shares for at least one year
                   ---
after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

               (c) Notice of Disqualifying Disposition of ISO Shares. If the
                   -------------------------------------------------
Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

     H. Entire Agreement; Governing Law.
        -------------------------------

          The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

     I. NO GUARANTEE OF CONTINUED SERVICE.
        ---------------------------------

          OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                 AVANEX CORPORATION

________________________________          _____________________________________
Signature                                 By

________________________________          _____________________________________
Print Name                                Title

________________________________
Residence Address

________________________________

                                    EXHIBIT A
                                    ---------

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                                 EXERCISE NOTICE

Avanex Corporation
40919 Encyclopedia Circle
Fremont, CA 94538

Attention:  Secretary

     1. Exercise of Option. Effective as of today, ________________, _____, the
        ------------------
undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Avanex Corporation (the "Company") under and pursuant to the 1998 Stock Plan (the "Plan") and the Stock Option Agreement dated, _____ (the "Option Agreement"). The purchase price for the Shares shall be $_____, as required by the Option Agreement.

     2. Delivery of Payment. Purchaser herewith delivers to the Company the full
        -------------------
purchase price for the Shares.

     3. Representations of Purchaser. Purchaser acknowledges that Purchaser has
        ----------------------------
received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. Rights as Shareholder. Until the issuance (as evidenced by the
        ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

     5. Tax Consultation. Purchaser understands that Purchaser may suffer
        ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6. Entire Agreement; Governing Law. The Plan and Option Agreement are
        -------------------------------
incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:                            Accepted by:

PURCHASER:                               AVANEX CORPORATION


_________________________________        _________________________________
Signature                                By

_________________________________        _________________________________
Print Name

Address:                                 Address:
-------                                  -------

                                         AVANEX CORPORATION
_________________________________


_________________________________        40919 Encyclopedia Circle
                                         Fremont, CA 94538


                                         _________________________________
                                         Date Received

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                             STOCK OPTION AGREEMENT

                                (Amendment No. 1)

     This Amendment No. 1 (the "Amendment") to the Stock Option Agreement dated April 30, 2001 (the "Agreement") between Avanex Corporation, a Delaware corporation (the "Company") and Giovanni Barbarossa (the "Optionee") is entered into this 14/th/ day of August 2001. Unless otherwise defined herein, the terms defined in the 1998 Stock Plan (the "Plan") and the Agreement shall have the same defined meanings in this Amendment.

     WHEREAS, the Optionee entered into the Agreement with the Company on April 30, 2001; and

     WHEREAS, both parties think it is in their best interest to amend the Agreement as set forth below.

     NOW, THEREFORE, the parties hereto agree that Section I of the Agreement is deleted and replaced in its entirety with the following:

"I.  NOTICE OF STOCK OPTION GRANT
     ----------------------------

     Giovanni Barbarossa

     You have been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Date of Grant                               04/30/2001

     Vesting Commencement Date                   02/02/2000

     Exercise Price per Share                    $13.19

     Total Number of Shares Granted              15,995

     Total Exercise Price                        $210,971.36

     Type of Option                               X  Incentive Stock Option
                                                 ---
                                                 ___ Nonstatutory Stock Option

     Term/Expiration Date:                       04/29/2011

     Exercise and Vesting Schedule:
     -----------------------------

     Subject to accelerated vesting as set forth below, this Option may be exercised, in whole or in part, in accordance with the following schedule:

     25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to the Optionee continuing to be a Service Provider on such dates.

     Acceleration Upon a Change of Control. Notwithstanding the foregoing, upon
     -------------------------------------
a Change of Control, as defined below, that occurs while Optionee provides services to the Company, this Option shall become vested and exercisable as to fifty percent (50%) of the shares subject to this Option on the date the event constituting a Change of Control is consummated. The balance of the shares subject to this Option shall continue to vest on the same schedule (i.e., the same number of shares shall vest each month) as existed prior to the Change of Control. For example, if a Change of Control occurs on a date when 25% of Optionee's shares have vested, then an additional 25% of the shares shall be vested pursuant to this paragraph. The remaining 50% of the shares subject to this Option shall vest at the rate of 1/48th of the shares per month thereafter, such that all shares are fully vested after an additional 24-month period. If a Change of Control occurs on a date where more than 50% of Optionee's shares have already vested, then no additional Shares shall vest pursuant to this paragraph.

     Acceleration Upon a Change of Control and Termination of Employment.
     -------------------------------------------------------------------
Notwithstanding the foregoing, in the event the Optionee's employment with the Company terminates as a result of an Involuntary Termination other than for Cause upon or within 12 months after a Change of Control, this Option shall be fully (i.e. 100%) vested and this Option may be exercised, in whole or in part, upon the date of such termination.

     The following terms referred to in this Agreement shall have the following meanings:

               (i) Cause. "Cause" shall mean (i) any act of personal dishonesty taken by the Optionee in connection with his responsibilities as an employee and intended to result in substantial personal enrichment of the Optionee, (ii) conviction of a felony that is injurious to the Company, and (iii) a willful act by the Optionee which constitutes gross misconduct and which is injurious to the Company.

               (ii) Change of Control. "Change of Control" shall mean the occurrence of any of the following events:

               Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities other than in a private financing transaction approved by the Board of Directors;

               the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company;

               a merger or consolidation in which the Company is a party and in which the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at a least majority of the beneficial interest in the voting stock of the Company after such transaction; or

               the sale or disposition by the Company of all or substantially all the Company's assets.

               (iii) Disability. "Disability" shall mean that the Optionee has been unable to substantially perform his duties as the result of his incapacity due to physical or mental illness, and such inability, at least 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Optionee or the Optionee's legal representative (such agreement as to acceptability not to be unreasonably withheld).

               (iv) Involuntary Termination. "Involuntary Termination" shall mean (i) without the Optionee's express written consent, the significant reduction of the Optionee's duties or responsibilities relative to the Optionee's duties or responsibilities in effect immediately prior to such reduction; provided, however, that a reduction in duties or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Financial Officer of Company remains as such following a Change of Control and is not made the Chief Financial Officer of the acquiring corporation) shall not constitute an "Involuntary Termination"; (ii) without the Optionee's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to the Optionee immediately prior to such reduction;
(iii) without the Optionee's express written consent, a material reduction by the Company in the base compensation of the Optionee as in effect immediately prior to such reduction, or the ineligibility of the Optionee to continue to participate in any long-term incentive plan of the Company; (iv) a material reduction by the Company in the kind or level of employee benefits to which the Optionee is entitled immediately prior to such reduction with the result that the Optionee's overall benefits package is significantly reduced; (v) the relocation of the Optionee to a facility or a location more than 50 miles from the Optionee's then present location, without the Optionee's express written consent; (vi) any purported termination of the Optionee by the Company which is not effected for death or Disability or for Cause, or any purported termination for which the grounds relied upon are not valid; or (vii) the failure of the Company to obtain the assumption of this agreement by any successors contemplated in Section I.(ii) above.

     Termination Period:
     ------------------

     This Option may be exercised for three months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above."

     All other terms and conditions of the Agreement shall remain in full force and effect and as applicable are incorporated herein by reference.


                      [THIS SPACE INTENTIONALLY LEFT BLANK]

     By Optionee's signature below, Optionee represents that he is familiar with the terms and provisions of the Plan, the Agreement and this Amendment, and hereby accepts this Amendment subject to all of the terms and provisions thereof. Optionee has reviewed the Plan, the Agreement and this Amendment in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Amendment and fully understands all provisions of this Amendment. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, the Agreement or this Amendment. Optionee further agrees to notify the Company upon any change in the residence indicated in the Notice of Stock Option Grant.

OPTIONEE:                              AVANEX CORPORATION:

/s/ Giovanni Barbarossa                By: /s/ Paul Engle
----------------------------------        --------------------------------------
Signature


Giovanni Barbarossa                    Title: President and CEO
----------------------------------           -----------------------------------
Print Name



Date: August 14, 2001

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                             STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the 1998 Stock Plan, as amended (the "Plan") shall have the same defined meanings in this Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT
     ----------------------------

     Giovanni Barbarossa

     You have been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Date of Grant                            August 14, 2001

     Vesting Commencement Date                May 24, 2001

     Exercise Price per Share                 $7.45

     Total Number of Shares Granted           200,000

     Total Exercise Price                     $1,490,000.00

     Type of Option                            X  Incentive Stock Option
                                              ---
                                              ___ Nonstatutory Stock Option

     Term/Expiration Date:                    August 13, 2011

     Exercise and Vesting Schedule:
     -----------------------------

     Subject to accelerated vesting as set forth below, this Option may be exercised, in whole or in part, in accordance to the following vesting schedule:

     The Option shall vest over a four-year period from the Vesting Commencement Date with 6/48ths of the Shares subject to the Option vesting at the end of six months and 1/48/th/ of the Shares subject to the Option vesting at the end of each month thereafter, subject to the Optionee continuing to be a Service Provider on such dates.

     Acceleration Upon a Change of Control. Notwithstanding the foregoing, upon
     -------------------------------------
a Change of Control, as defined below, that occurs while Optionee provides services to the Company, this Option shall become vested and exercisable as to fifty percent (50%) of the shares subject to this Option on the date the event constituting a Change of Control is consummated. The balance of the shares subject to this Option shall continue to vest on the same schedule (i.e., the same number of shares shall vest each month) as existed prior to the Change of Control. For example, if a Change of Control occurs on a date when 25% of Optionee's shares have vested, then an additional 25% of the shares shall be vested pursuant to this paragraph. The remaining 50% of the shares subject to this Option shall vest at the rate of 1/48/th/ of the shares per month thereafter, such that all shares are fully vested after an additional 24-month period. If a Change of Control occurs on a date where more than 50% of Optionee's shares have already vested, then no additional Shares shall vest pursuant to this paragraph.

     Acceleration Upon a Change of Control and Termination of Employment.
     -------------------------------------------------------------------
Notwithstanding the foregoing, in the event the Optionee's employment with the Company terminates as a result of an Involuntary Termination other than for Cause upon or within 12 months after a Change of Control, this Option shall be fully (i.e. 100%) vested and this Option may be exercised, in whole or in part, upon the date of such termination.

     The following terms referred to in this Agreement shall have the following meanings:

               (i) Cause. "Cause" shall mean (i) any act of personal dishonesty taken by the Optionee in connection with his responsibilities as an employee and intended to result in substantial personal enrichment of the Optionee, (ii) conviction of a felony that is injurious to the Company, and
(iii) a willful act by the Optionee which constitutes gross misconduct and which is injurious to the Company.

               (ii) Change of Control. "Change of Control" shall mean the occurrence of any of the following events:

               Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities other than in a private financing transaction approved by the Board of Directors;

               the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company;

               a merger or consolidation in which the Company is a party and in which the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at a least majority of the beneficial interest in the voting stock of the Company after such transaction; or

               the sale or disposition by the Company of all or substantially all the Company's assets.

               (iii) Disability. "Disability" shall mean that the Optionee has been unable to substantially perform his duties as the result of his incapacity due to physical or mental illness, and such inability, at least 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Optionee or the Optionee's legal representative (such agreement as to acceptability not to be unreasonably withheld).

               (iv) Involuntary Termination. "Involuntary Termination" shall mean (i) without the Optionee's express written consent, the significant reduction of the Optionee's duties or responsibilities relative to the Optionee's duties or responsibilities in effect immediately prior to such reduction; provided, however, that a reduction in duties or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Financial Officer of Company remains as such following a Change of Control and is not made the Chief Financial Officer of the acquiring corporation) shall not constitute an "Involuntary Termination"; (ii) without the Optionee's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to the Optionee immediately prior to such reduction;
(iii) without the Optionee's express written consent, a material reduction by the Company in the base compensation of the Optionee as in effect immediately prior to such reduction, or the ineligibility of the Optionee to continue to participate in any long-term incentive plan of the Company; (iv) a material reduction by the Company in the kind or level of employee benefits to which the Optionee is entitled immediately prior to such reduction with the result that the Optionee's overall benefits package is significantly reduced; (v) the relocation of the Optionee to a facility or a location more than 50 miles from the Optionee's then present location, without the Optionee's express written consent; (vi) any purported termination of the Optionee by the Company which is not effected for death or Disability or for Cause, or any purported termination for which the grounds relied upon are not valid; or (vii) the failure of the Company to obtain the assumption of this agreement by any successors contemplated in Section I.(ii) above.

     Termination Period:
     ------------------

     This Option may be exercised for three months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT
     ---------

     A.   Grant of Option.
          ---------------

          The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

     B.   Exercise of Option.
          ------------------

          (a)  Right to Exercise. This Option is exercisable during its term in
               -----------------
accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

          (b)  Method of Exercise. This Option is exercisable by delivery of an
               ------------------
exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

               No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     C.   Method of Payment.
          -----------------

          Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          1.   cash; or

          2.   check; or

          3. consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

          4. surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     D.   Non-Transferability of Option.
          -----------------------------

          This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     E.   Term of Option.
          --------------

          This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     F.   Tax Consequences.
          ----------------

          Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

     G.   Exercising the Option.
          ---------------------

          1.   Nonstatutory Stock Option. The Optionee may incur regular federal
               -------------------------
income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          2.   Incentive Stock Option. If this Option qualifies as an ISO, the
               ----------------------
Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

          3.   Disposition of Shares.
               ---------------------

               (a)  NSO. If the Optionee holds NSO Shares for at least one year,
                    ---
any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

               (b)  ISO. If the Optionee holds ISO Shares for at least one year
                    ---
after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

               (c)  Notice of Disqualifying Disposition of ISO Shares. If the
                    -------------------------------------------------
Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

     H.   Entire Agreement; Governing Law.
          -------------------------------

          The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

     I.   NO GUARANTEE OF CONTINUED SERVICE.
          ---------------------------------

          OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                              AVANEX CORPORATION

/s/ Giovanni Barbarossa                By /s/ Paul Engle
----------------------------------       ---------------------------------------
Signature

Giovanni Barbarossa                       President & Chief Executive Officer
----------------------------------     -----------------------------------------
Print Name                             Title


----------------------------------
Residence Address


----------------------------------

                                    EXHIBIT A
                                    ---------

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                                 EXERCISE NOTICE

Avanex Corporation
40919 Encyclopedia Circle
Fremont, CA 94538

Attention:  Secretary


     1.   Exercise of Option. Effective as of today, ________________, _____,
          ------------------
the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Avanex Corporation (the "Company") under and pursuant to the 1998 Stock Plan (the "Plan") and the Stock Option Agreement dated, _____ (the "Option Agreement"). The purchase price for the Shares shall be $_____, as required by the Option Agreement.

     2.   Delivery of Payment. Purchaser herewith delivers to the Company the
          -------------------
full purchase price for the Shares.

     3.   Representations of Purchaser. Purchaser acknowledges that Purchaser
          ----------------------------
has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.   Rights as Stockholder. Until the issuance (as evidenced by the
          ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

     5.   Tax Consultation. Purchaser understands that Purchaser may suffer
          ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.   Entire Agreement; Governing Law. The Plan and Option Agreement are
          -------------------------------
incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:                              Accepted by:

PURCHASER:                                 AVANEX CORPORATION


______________________________________     _____________________________________
Signature                                  By

______________________________________     _____________________________________
Print Name

Address:                                   Address:
-------                                    -------

______________________________________     AVANEX CORPORATION

______________________________________     40919 Encyclopedia Circle
                                           Fremont, CA 94538


                                           _____________________________________
                                           Date Received

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                             STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the 1998 Stock Plan, as amended (the "Plan") shall have the same defined meanings in this Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT
     ----------------------------

     Giovanni Barbarossa

     You have been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Date of Grant                               November 5, 2001

     Vesting Commencement Date                   November 5, 2001

     Exercise Price per Share                    $4.90

     Total Number of Shares Granted              350,000

     Total Exercise Price                        $1,715,000.00

     Type of Option                              ___ Incentive Stock Option

                                                  X  Nonstatutory Stock Option
                                                 ---

     Term/Expiration Date:                       November 4, 2011

     Exercise and Vesting Schedule:
     -----------------------------

     Subject to accelerated vesting as set forth below, this Option may be exercised, in whole or in part, in accordance to the following vesting schedule:

     25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date, subject to the Optionee continuing to be a Service Provider on such dates.

     Acceleration Upon a Change of Control. Notwithstanding the foregoing, upon
     -------------------------------------
a Change of Control, as defined below, that occurs while Optionee provides services to the Company, this Option shall become vested and exercisable as to fifty percent (50%) of the shares subject to this Option on the date the event constituting a Change of Control is consummated. The balance of the shares subject to this Option shall continue to vest on the same schedule (i.e., the same number of shares shall vest each month) as existed prior to the Change of Control. For example, if a Change of Control occurs on a date when 25% of Optionee's shares have vested, then an additional 25% of the shares shall be vested pursuant to this paragraph. The remaining 50% of the shares subject to this Option shall vest at the rate of 1/48th of the shares per month thereafter, such that all shares are fully vested after an additional 24-month period. If a Change of Control occurs on a date where more than 50% of Optionee's shares have already vested, then no additional Shares shall vest pursuant to this paragraph.

     Acceleration Upon a Change of Control and Termination of Employment.
     -------------------------------------------------------------------
Notwithstanding the foregoing, in the event the Optionee's employment with the Company terminates as a result of an Involuntary Termination other than for Cause upon or within 12 months after a Change of Control, this Option shall be fully (i.e. 100%) vested and this Option may be exercised, in whole or in part, upon the date of such termination.

     The following terms referred to in this Agreement shall have the following meanings:

               (i) Cause. "Cause" shall mean (i) any act of personal dishonesty taken by the Optionee in connection with his responsibilities as an employee and intended to result in substantial personal enrichment of the Optionee, (ii) conviction of a felony that is injurious to the Company, and
(iii) a willful act by the Optionee which constitutes gross misconduct and which is injurious to the Company.

               (ii) Change of Control. "Change of Control" shall mean the occurrence of any of the following events:

               Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities other than in a private financing transaction approved by the Board of Directors;

               the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company;

               a merger or consolidation in which the Company is a party and in which the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at a least majority of the beneficial interest in the voting stock of the Company after such transaction; or

               the sale or disposition by the Company of all or substantially all the Company's assets.

               (iii) Disability. "Disability" shall mean that the Optionee has been unable to substantially perform his duties as the result of his incapacity due to physical or mental illness, and such inability, at least 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Optionee or the Optionee's legal representative (such agreement as to acceptability not to be unreasonably withheld).

               (iv) Involuntary Termination. "Involuntary Termination" shall mean (i) without the Optionee's express written consent, the significant reduction of the Optionee's duties or responsibilities relative to the Optionee's duties or responsibilities in effect immediately prior to such reduction; provided, however, that a reduction in duties or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Financial Officer of Company remains as such following a Change of Control and is not made the Chief Financial Officer of the acquiring corporation) shall not constitute an "Involuntary Termination"; (ii) without the Optionee's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to the Optionee immediately prior to such reduction;
(iii) without the Optionee's express written consent, a material reduction by the Company in the base compensation of the Optionee as in effect immediately prior to such reduction, or the ineligibility of the Optionee to continue to participate in any long-term incentive plan of the Company; (iv) a material reduction by the Company in the kind or level of employee benefits to which the Optionee is entitled immediately prior to such reduction with the result that the Optionee's overall benefits package is significantly reduced; (v) the relocation of the Optionee to a facility or a location more than 50 miles from the Optionee's then present location, without the Optionee's express written consent; (vi) any purported termination of the Optionee by the Company which is not effected for death or Disability or for Cause, or any purported termination for which the grounds relied upon are not valid; or (vii) the failure of the Company to obtain the assumption of this agreement by any successors contemplated in Section I.(ii) above.

     Termination Period:
     ------------------

     This Option may be exercised for three months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

     In addition, upon an Involuntary Termination of the Optionee's employement other than for Cause upon or within 12 months after a Change of Control, this Option may be exercised for twenty-four months after Optionee ceases to be a Service Provider.


II.  AGREEMENT
     ---------

     A.   Grant of Option.
          ---------------

          The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

     B.   Exercise of Option.
          ------------------

          (a)  Right to Exercise. This Option is exercisable during its term in
               -----------------
accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

          (b)  Method of Exercise. This Option is exercisable by delivery of an
               ------------------
exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

               No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     C.   Method of Payment.
          -----------------

          Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          1.   cash; or

          2.   check; or

          3. consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

          4. surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     D.   Non-Transferability of Option.

          This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     E.   Term of Option.
          --------------

          This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     F.   Tax Consequences.
          ----------------

          Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

     G.   Exercising the Option.
          ---------------------

          1.   Nonstatutory Stock Option. The Optionee may incur regular federal
               -------------------------
income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          2.   Incentive Stock Option. If this Option qualifies as an ISO, the
               ----------------------
Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

          3.   Disposition of Shares.
               ---------------------

               (a)  NSO. If the Optionee holds NSO Shares for at least one year,
                    ---
any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

               (b)  ISO. If the Optionee holds ISO Shares for at least one year
                    ---
after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

               (c)  Notice of Disqualifying Disposition of ISO Shares. If the
                    -------------------------------------------------
Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

     H.   Entire Agreement; Governing Law.
          -------------------------------

          The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

     I.   NO GUARANTEE OF CONTINUED SERVICE.
          ---------------------------------

          OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                               AVANEX CORPORATION


/s/ Giovanni Barbarossa                By /s/ Paul Engle
----------------------------------        --------------------------------------
Signature

Giovanni Barbarossa                       President & Chief Executive Officer
----------------------------------     -----------------------------------------
Print Name                             Title


----------------------------------
Residence Address


----------------------------------

                                    EXHIBIT A
                                    ---------

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                                 EXERCISE NOTICE

Avanex Corporation
40919 Encyclopedia Circle
Fremont, CA 94538

Attention:  Secretary


     1.   Exercise of Option. Effective as of today, ________________, _____,
          ------------------
the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Avanex Corporation (the "Company") under and pursuant to the 1998 Stock Plan (the "Plan") and the Stock Option Agreement dated, _____ (the "Option Agreement"). The purchase price for the Shares shall be $_____, as required by the Option Agreement.

     2.   Delivery of Payment. Purchaser herewith delivers to the Company the
          -------------------
full purchase price for the Shares.

     3.   Representations of Purchaser. Purchaser acknowledges that Purchaser
          ----------------------------
has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.   Rights as Stockholder. Until the issuance (as evidenced by the
          ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

     5.   Tax Consultation. Purchaser understands that Purchaser may suffer
          ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.   Entire Agreement; Governing Law. The Plan and Option Agreement are
          -------------------------------
incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:                                Accepted by:

PURCHASER:                                   AVANEX CORPORATION


___________________________________          ___________________________________
Signature                                    By

___________________________________          ___________________________________
Print Name

Address:                                     Address:
-------                                      -------

___________________________________          AVANEX CORPORATION

___________________________________          40919 Encyclopedia Circle
                                             Fremont, CA 94538



                                             ___________________________________
                                             Date Received

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                             STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the 1998 Stock Plan, as amended (the "Plan") shall have the same defined meanings in this Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT
     ----------------------------

     Giovanni Barbarossa

     You have been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Date of Grant                           November 5, 2001

     Vesting Commencement Date               November 5, 2001

     Exercise Price per Share                $2.45

     Total Number of Shares Granted          200,000

     Total Exercise Price                    $490,000.00

     Type of Option                          ___ Incentive Stock Option

                                              X  Nonstatutory Stock Option
                                             ---

     Term/Expiration Date:                   November 4, 2011

     Exercise and Vesting Schedule:
     -----------------------------

     Subject to accelerated vesting as set forth below, this Option may be exercised, in whole or in part, in accordance to the following vesting schedule:

     The Option shall vest as to 50% of the Shares subject to the Option on the Vesting Commencement Date and the remaining 50% of the Shares subject to the Option shall vest on the one year anniversary of the Vesting Commencement Date, subject to the Optionee continuing to be a Service Provider on such dates.

     Acceleration Upon a Change of Control. Notwithstanding the foregoing, upon
     -------------------------------------
a Change of Control, as defined below, that occurs while Optionee provides services to the Company, this Option shall become vested and exercisable as to fifty percent (50%) of the shares subject to this Option on the date the event constituting a Change of Control is consummated. The balance of the shares subject to this Option shall continue to vest on the same schedule (i.e., the same number of shares shall vest each month) as existed prior to the Change of Control. For example, if a Change of Control occurs on a date when 25% of Optionee's shares have vested, then an additional 25% of the shares shall be vested pursuant to this paragraph. The remaining 50% of the shares subject to this Option shall vest at the rate of 1/48th of the shares per month thereafter, such that all shares are fully vested after an additional 24-month period. If a Change of Control occurs on a date where more than 50% of Optionee's shares have already vested, then no additional Shares shall vest pursuant to this paragraph.

     Acceleration Upon a Change of Control and Termination of Employment.
     -------------------------------------------------------------------
Notwithstanding the foregoing, in the event the Optionee's employment with the Company terminates as a result of an Involuntary Termination other than for Cause upon or within 12 months after a Change of Control, this Option shall be fully (i.e. 100%) vested and this Option may be exercised, in whole or in part, upon the date of such termination.

     The following terms referred to in this Agreement shall have the following meanings:

               (i) Cause. "Cause" shall mean (i) any act of personal dishonesty taken by the Optionee in connection with his responsibilities as an employee and intended to result in substantial personal enrichment of the Optionee, (ii) conviction of a felony that is injurious to the Company, and
(iii) a willful act by the Optionee which constitutes gross misconduct and which is injurious to the Company.

               (ii) Change of Control. "Change of Control" shall mean the occurrence of any of the following events:

               Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities other than in a private financing transaction approved by the Board of Directors;

               the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company;

               a merger or consolidation in which the Company is a party and in which the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at a least majority of the beneficial interest in the voting stock of the Company after such transaction;

               or the sale or disposition by the Company of all or substantially all the Company's assets.

               (iii) Disability. "Disability" shall mean that the Optionee has been unable to substantially perform his duties as the result of his incapacity due to physical or mental illness, and such inability, at least 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Optionee or the Optionee's legal representative (such agreement as to acceptability not to be unreasonably withheld).

               (iv) Involuntary Termination. "Involuntary Termination" shall mean (i) without the Optionee's express written consent, the significant reduction of the Optionee's duties or responsibilities relative to the Optionee's duties or responsibilities in effect immediately prior to such reduction; provided, however, that a reduction in duties or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Financial Officer of Company remains as such following a Change of Control and is not made the Chief Financial Officer of the acquiring corporation) shall not constitute an "Involuntary Termination"; (ii) without the Optionee's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to the Optionee immediately prior to such reduction;
(iii) without the Optionee's express written consent, a material reduction by the Company in the base compensation of the Optionee as in effect immediately prior to such reduction, or the ineligibility of the Optionee to continue to participate in any long-term incentive plan of the Company; (iv) a material reduction by the Company in the kind or level of employee benefits to which the Optionee is entitled immediately prior to such reduction with the result that the Optionee's overall benefits package is significantly reduced; (v) the relocation of the Optionee to a facility or a location more than 50 miles from the Optionee's then present location, without the Optionee's express written consent; (vi) any purported termination of the Optionee by the Company which is not effected for death or Disability or for Cause, or any purported termination for which the grounds relied upon are not valid; or (vii) the failure of the Company to obtain the assumption of this agreement by any successors contemplated in Section I.(ii) above.

     Termination Period:
     ------------------

     This Option may be exercised for three months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above. In addition, upon an Involuntary Termination of the Optionee's employement other than for Cause upon or within 12 months after a Change of Control, this Option may be exercised for twenty-four months after Optionee ceases to be a Service Provider.

II.  AGREEMENT
     ---------

     A.   Grant of Option.
          ---------------

          The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

     B.   Exercise of Option.
          ------------------

          (a)  Right to Exercise. This Option is exercisable during its term in
               -----------------
accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

          (b)  Method of Exercise. This Option is exercisable by delivery of an
               ------------------
exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

               No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     C.   Method of Payment.
          -----------------

          Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          1.   cash; or

          2.   check; or

          3. consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

          4. surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     D.   Non-Transferability of Option.
          -----------------------------

          This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     E.   Term of Option.
          --------------

          This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     F.   Tax Consequences.
          ----------------

          Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

     G.   Exercising the Option.
          ----------------------

          1.   Nonstatutory Stock Option. The Optionee may incur regular federal
               -------------------------
income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          2.   Incentive Stock Option. If this Option qualifies as an ISO, the
               ----------------------
Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

          3.   Disposition of Shares.
               ---------------------

               (a)  NSO. If the Optionee holds NSO Shares for at least one year,
                    ---
any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

               (b)  ISO. If the Optionee holds ISO Shares for at least one year
                    ---
after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

               (c)  Notice of Disqualifying Disposition of ISO Shares. If the
                    -------------------------------------------------
Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

     H.   Entire Agreement; Governing Law.
          -------------------------------

          The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

     I.   NO GUARANTEE OF CONTINUED SERVICE.
          ---------------------------------

          OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                AVANEX CORPORATION

/s/ Giovanni Barbarossa                  By /s/ Paul Engle
-----------------------------------        -------------------------------------
Signature

Giovanni Barbarossa                        President & Chief Executive Officer
-----------------------------------      ---------------------------------------
Print Name                               Title


-----------------------------------
Residence Address


-----------------------------------

                                    EXHIBIT A
                                    ---------

                               AVANEX CORPORATION

                                 1998 STOCK PLAN

                                 EXERCISE NOTICE


Avanex Corporation
40919 Encyclopedia Circle
Fremont, CA 94538

Attention:  Secretary


     1.   Exercise of Option. Effective as of today, ________________, _____,
          ------------------
the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Avanex Corporation (the "Company") under and pursuant to the 1998 Stock Plan (the "Plan") and the Stock Option Agreement dated, _____ (the "Option Agreement"). The purchase price for the Shares shall be $_____, as required by the Option Agreement.

     2.   Delivery of Payment. Purchaser herewith delivers to the Company the
          -------------------
full purchase price for the Shares.

     3.   Representations of Purchaser. Purchaser acknowledges that Purchaser
          ----------------------------
has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.   Rights as Stockholder. Until the issuance (as evidenced by the
          ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

     5.   Tax Consultation. Purchaser understands that Purchaser may suffer
          ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.   Entire Agreement; Governing Law. The Plan and Option Agreement are
          -------------------------------
incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:                                Accepted by:

PURCHASER:                                   AVANEX CORPORATION


___________________________________          ___________________________________
Signature                                    By

___________________________________          ___________________________________
Print Name

Address:                                     Address:
-------                                      -------

___________________________________          AVANEX CORPORATION

___________________________________          40919 Encyclopedia Circle
                                             Fremont, CA 94538



                                             ___________________________________
                                             Date Received

TO:        Giovanni Barbarossa

FROM:      Paul Engle, President and CEO

DATE:      January 24, 2002

RE:        Important Change to your Options under the 1998 Stock Plan

--------------------------------------------------------------------------------
         I am pleased to inform you of an important change, as approved by the Compensation Committee on October 18, 2001, to the options previously granted to you, dated February 2, 2000 under the Avanex Corporation 1998 Stock Plan (the "Plan").

         As explained more fully below, you now will have up to twenty-four (24) months to exercise any vested options if your employment with the Company terminates due to an Involuntary Termination without Cause within twelve (12) months after a Change of Control. (However, in no event may you exercise your options after the Term/Expiration Date of your option). Previously, the maximum time to exercise following your Involuntary Termination without Cause was thirty
(30) days. Please refer to your stock option agreements (the "Agreements") and/or the Plan for the definition of capitalized terms (such as "Involuntary Termination" and "Cause") that are used but not defined in this memo.

         Before the change described in this memo, the applicable portion of each of your Agreements read as follows:

                  Termination Period: This Option shall be exercisable for
                  ------------------
         thirty (30) days after Optionee ceases to be a Service Provider. Upon Optionee's death or disability, this Option may be exercised for such longer period as provided in the Plan. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

         The applicable portion of each of your Agreements now will be deemed to read as follows:

                  Termination Period: This Option may be exercised for three
                  ------------------
         months after Optionee ceases to be a Service Provider, except as follows. If Optionee ceases to be a Service Provider within 12 months after a Change of Control and due to an Involuntary Termination other than for Cause, this Option may be exercised for twenty-four (24) months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

         If your options originally were intended to be Incentive Stock Options ("ISOs"), those options instead now may be nonstatutory stock options ("NSOs"). The reason for this is that Internal Revenue Service rules state that an ISO may not be "modified" after it is granted. Under current IRS rules, a change (such as the above extension of post-termination of employment exercisability) will be considered to have "modified" your ISOs (thus turning them into NSOs) if the exercise price of the option is less than $4.55 per share. Any ISOs that have an exercise price of at least $4.55 per share will remain ISOs even after the change described in this memo. In any case, there is no immediate tax effect to you of converting an ISO to an NSO; it merely affects the tax treatment upon exercise of the option. Please refer to the prospectus for the Plan (dated February 16, 2002) for more information about the tax effects of receiving and exercising stock options under the Plan. If you need another copy of the prospectus, please do not hesitate to call or email Margaret Quinn as indicated below. You should consult with your personal tax advisor before exercising or selling shares of Avanex stock to make sure that you understand all of the potential state and federal tax consequences of any such transactions.

         Please acknowledge your receipt and understanding of this memo by signing one copy of this memo and returning it to Margaret Quinn in Human Resources. Please keep the enclosed copy of this memo for your records.

         Again, I am very pleased that we are able to provide you with this important change to your options.

         If you have any questions or comments, please do not hesitate to contact me or Margaret Quinn, Vice President, Human Resources and Administration by phone at (510) 897-4212 or by e-mail at Margaret Quinn@avanex.com.
                                           -------------------------

Sincerely,

Paul Engle
President and CEO

EMPLOYEE SIGNATURE:

         I have read and understand the change to my options that is described in this memo.

/s/ Giovanni Barbarossa
----------------------------------          ------------------------------------
Signature                                   Date

TO:      Giovanni Barbarossa

FROM:    Paul Engle, President and CEO

DATE:    January 24, 2002

RE:      Important Change to your Options under the 1998 Stock Plan

________________________________________________________________________________

     I am pleased to inform you of an important change, as approved by the Compensation Committee on October 18, 2001, to the options previously granted to you, dated March 19, 2001, April 30, 2001 and August 14, 2001 under the Avanex Corporation 1998 Stock Plan (the "Plan").

     As explained more fully below, you now will have up to twenty-four (24) months to exercise any vested options if your employment with the Company terminates due to an Involuntary Termination without Cause within twelve (12) months after a Change of Control. (However, in no event may you exercise your options after the Term/Expiration Date of your option). Previously, the maximum time to exercise following your Involuntary Termination without Cause was three
(3) months. Please refer to your stock option agreements (the "Agreements") and/or the Plan for the definition of capitalized terms (such as "Involuntary Termination" and "Cause") that are used but not defined in this memo.

     Before the change described in this memo, the applicable portion of each of your Agreements read as follows:

          Termination Period: This Option may be exercised for three months
          ------------------
     after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

     The applicable portion of each of your Agreements now will be deemed to read as follows:

          Termination Period: This Option may be exercised for three months
          ------------------
     after Optionee ceases to be a Service Provider, except as follows. If Optionee ceases to be a Service Provider within 12 months after a Change of Control and due to an Involuntary Termination other than for Cause, this Option may be exercised for twenty-four (24) months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

     If your options originally were intended to be Incentive Stock Options ("ISOs"), those options instead now may be nonstatutory stock options ("NSOs"). The reason for this is that Internal Revenue Service rules state that an ISO may not be "modified" after it is granted. Under current IRS rules, a change (such as the above extension of post-termination of employment exercisability) will be considered to have "modified" your ISOs (thus turning them into NSOs) if the exercise price of the option is less than $4.55 per share. Any ISOs that have an exercise price of at least $4.55 per share will remain ISOs even after the change described in this memo. In any case, there is no immediate tax effect to you of converting an ISO to an NSO; it merely affects the tax treatment upon exercise of the option. Please refer to the prospectus for the Plan (dated February 16, 2002) for more information about the tax effects of receiving and exercising stock options under the Plan. If you need another copy of the prospectus, please do not hesitate to call or email Margaret Quinn as indicated below. You should consult with your personal tax advisor before exercising or selling shares of Avanex stock to make sure that you understand all of the potential state and federal tax consequences of any such transactions.

     Please acknowledge your receipt and understanding of this memo by signing one copy of this memo and returning it to Margaret Quinn in Human Resources. Please keep the enclosed copy of this memo for your records.

     Again, I am very pleased that we are able to provide you with this important change to your options.

     If you have any questions or comments, please do not hesitate to contact me or Margaret Quinn, Vice President, Human Resources and Administration by phone at (510) 897-4212 or by e-mail at Margaret_Quinn@avanex.com.
                                  -------------------------

Sincerely,



Paul Engle
President and CEO

EMPLOYEE SIGNATURE:

     I have read and understand the change to my options that is described in this memo.

/s/ Giovanni Barbarossa
---------------------------            -------------------------
Signature                              Date

                                      -2-